SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2013

The following change is effective immediately:

VCPsm Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, with respect to Invesco Advisers, Inc., all portfolio management disclosure pertaining to Mark Laskin for the Portfolio is deleted in its entirety. Chuck Burge, Mary Jane Maly, Sergio Marcheli, James Roeder and Duy Nguyen will continue to manage the portfolio.

Dated: June 19, 2013